SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Forge River Road, Suite 100, Webster, Texas	77598
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

Effective June 9, 2026, Dr. Michael Philip Kimel resigned from the Board of Directors (the “Board”) of KULR Technology Group, Inc. (the “Company”) and from his position as Chair of the Audit Committee of the Board, Member of the Compensation Committee of the Board and Co-Chair of the Nominating and Corporate Governance Committee of the Board, in each case in connection with his appointment as Chief Financial Officer of the Company as described in Item 5.02(c) below. Dr. Kimel’s resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

(c) Appointment of Chief Financial Officer

Effective June 9, 2026, the Company appointed Dr. Kimel as Chief Financial Officer of the Company. Dr. Kimel has served as a member of the Company’s Board of Directors and, most recently, as Chair of its Audit Committee.

Dr. Kimel, age 56, has served as Founder and Chief Executive Officer of Pricimetrics, Inc., a pricing and analytics firm, since July 2019. Dr. Kimel is responsible for overseeing the Company’s strategic direction, pricing and analytics solutions, and financial performance initiatives. Previously, Dr. Kimel served as Senior Vice President of Pricing and Analytics at OmniSource United from 2018 to 2019. Prior to that, he served as Senior Director of Pricing and Market Analytics at Toyo Tire Holdings of Americas Inc. from 2014 to 2018. Earlier in his career, Dr. Kimel held various pricing, analytics, and strategy roles, including positions at Sears Holdings Corporation, FirstEnergy Corporation, and Alltel Communications. Dr. Kimel holds a Ph.D. in Economics from the University of California, Los Angeles.

There are no arrangements or understandings between Dr. Kimel and any other person pursuant to which he was appointed as Chief Financial Officer. There are no family relationships between Dr. Kimel and any other director or executive officer of the Company. Dr. Kimel has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(d) Appointment of Independent Director

Effective June 9, 2026, the Board appointed Mr. Steven Perez as an independent member of the Board.

Mr. Steven Perez, age 53, has held multiple sales roles at Twilio Inc. since April 2017. Most recently, Mr. Perez served as Sales Director, ISV Strategic Accounts at Twilio Inc. from May 2024 to December 2025. Mr. Perez’s responsibilities included managing large-scale revenue portfolios, leading sales teams, sales forecasting, and supporting fiscal planning and revenue tracking for his sales region. The scope of his role consisted of serving independent software vendors and enterprise customers building global communications software solutions supporting customer engagement and AI applications. Prior to Twilio, Mr. Perez held sales and marketing roles at companies including Salesforce, Jive Software, Adobe EchoSign, LinkedIn, Sun Microsystems, and Philips Electronics North America. Mr. Perez holds a Bachelor of Science degree in Business Administration, with a concentration in Financial Management, from California Polytechnic State University, San Luis Obispo.

The Board has determined that Mr. Perez qualifies as an independent director under the applicable rules of the NYSE American LLC. In connection with his appointment to the Board, Mr. Perez was appointed as Chair of the Audit Committee, Co-Chair of the Nominating and Corporate Governance Committee, and a member of the Compensation Committee. The Board has also determined that Mr. Perez qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

There are no arrangements or understandings between Mr. Perez and any other person pursuant to which he was appointed as a director. There are no family relationships between Mr. Perez and any director or executive officer of the Company. Mr. Perez has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(e) Compensatory Arrangements

In connection with his appointment as Chief Financial Officer, Dr. Kimel will receive an annual base salary of $350,000. In addition, the Company expects to grant Dr. Kimel an equity award in the form of restricted stock units, the value, vesting terms, and other terms and conditions of which will be determined by the Compensation Committee of the Board at a later date. The Company will disclose the material terms of such equity award once they have been finalized and approved. There are no other material compensatory plans, contracts, or arrangements between Dr. Kimel and the Company entered into in connection with his appointment as Chief Financial Officer.

In connection with his appointment to the Board, Mr. Perez will receive annual cash compensation of $120,000 for his service as a non-employee director and committee membership.

Item 7.01	Regulation FD Disclosure.

On June 9, 2026, the Company issued a press release announcing the resignation and appointments described in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 9, 2026.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: June 9, 2026	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer